Supplement to the
Fidelity® Global Credit Fund
Class A, Class M, Class C, Class I, and Class Z
March 1, 2025
Summary Prospectus

On July 17, 2025, the Board of Trustees approved a plan of liquidation for Fidelity® Global Credit Fund ("the fund"). Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. Contingent deferred sales charges will be waived for any redemption after close of business on July 25, 2025. The fund is expected to liquidate on or about October 29, 2025.  Effective after the close of business on August 25, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's liquidation.
AGLB-SUSTK-0825-107 1.9881432.107	August 22, 2025
Supplement to the
Fidelity® Global Credit Fund
March 1, 2025
Summary Prospectus

On July 17, 2025, the Board of Trustees approved a plan of liquidation for Fidelity® Global Credit Fund ("the fund"). Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. Contingent deferred sales charges will be waived for any redemption after close of business on July 25, 2025. The fund is expected to liquidate on or about October 29, 2025.  Effective after the close of business on August 25, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's liquidation.
GLB-SUSTK-0825-104 1.9882135.104	August 22, 2025